ASSET MANAGEMENT FUND

SUPPLEMENT DATED NOVEMBER 19, 2015

TO statement of Additional Information dated MARCH 1, 2015,

As Supplemented May 8, 2015

Ultra Short Mortgage Fund – ASARX

Short U.S. Government Fund – ASITX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

IMPORTANT NOTICE

On October 29, 2015, the Board of Trustees of the Trust accepted the resignation of Rodger D. Shay, Jr., as a Trustee of the Trust. With his resignation, all references to Mr. Shay, Jr. will be removed from the statement of additional information.

Effective December 31, 2015, Mark F. Trautman and John J. McCabe are retiring as the Portfolio Managers for the Large Cap Equity Fund (the “Fund”). Accordingly, all references to Mr. Trautman and Mr. McCabe as a portfolio manager to the Fund will be removed from the statement of additional information.

Effective January 1, 2016, the Fund will be managed by Robert C. Jones and Ana I. Galliano. Mr. Jones and Ms. Galliano will assume portfolio management responsibilities for the Fund.

Effective January 1, 2016, the statement of additional information is supplemented as set forth below:

The “Portfolio Managers” section on page 24 of the statement of additional information is deleted in its entirety and replaced with the following:

The portfolio managers of the Investment Adviser manage the Funds’ portfolio as a team. The portfolio managers responsible for the day-to-day management of each Fund’s investments, except the Large Cap Equity Fund, are Sean Kelleher and Maggie Bautista. The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio are Robert C. Jones and Ana I. Galliano. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of October 31, 2015.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	8	180,000,000	0

Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	8	180,000,000	0

Robert C. Jones	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Ana I. Galliano	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

The compensation of the portfolio managers for each Fund consists of a base salary which may be augmented by annual subjective and/or quantitatively-determined bonus payments. Quantitative factors include long term risk-adjusted return performance, net assets under management or other factors as determined by the Investment Adviser’s senior management. For example, during cycles of rapidly rising assets under management or strong relative performance, aggregate annual bonus compensation may exceed base salary compensation due to these subjective and quantitative measures. In periods of rapidly declining assets under management, incentive payments may be less than base salary compensation.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2015:

Portfolio Manager	Ultra Short Mortgage Fund	Short U.S. Government Fund	Large Cap Equity Fund
Sean Kelleher	$100,000 – 500,000	$0	$100,000 – 500,000
Maggie Bautista	$0	$0	$1 – 10,000
Robert C. Jones	$0	$0	$0
Ana I. Galliano	$0	$0	$0

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard,

Suite 150,

Columbus, Ohio 43215